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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 24, 2003

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                                SEACOR SMIT INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                  1-12289                 13-3542736
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(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)          Identification No.)


       11200 RICHMOND, SUITE 400                          77082
             HOUSTON, TEXAS
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(Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (281) 899-4800


                                 Not Applicable.
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          (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.                               Exhibit
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   99.1        Press Release of SEACOR SMIT Inc., dated July 24, 2003, reporting
               SEACOR's financial results for the second quarter of 2003.



ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 24, 2003, SEACOR SMIT Inc. issued a press release announcing its financial results for the second quarter of 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.






















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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SEACOR SMIT INC.


Date: July 31, 2003                    By: /s/ Lenny P. Dantin
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                                       Name: Lenny P. Dantin
                                       Title: Vice President and
                                              Chief Accounting Officer














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                                  EXHIBIT INDEX


Exhibit No.                               Exhibit
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   99.1        Press Release of SEACOR SMIT Inc., dated July 24, 2003, reporting
               SEACOR's financial results for the second quarter of 2003.




















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